STATEMENT OF ADDITIONAL INFORMATION, AS SUPPLEMENTED

DATED FEBRUARY 9, 2007

Trust:

OLD MUTUAL INSURANCE SERIES FUND

Portfolios:

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

OLD MUTUAL GROWTH II PORTFOLIO

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

OLD MUTUAL MID-CAP PORTFOLIO

OLD MUTUAL SELECT VALUE PORTFOLIO

OLD MUTUAL SMALL CAP PORTFOLIO

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

Investment Adviser:

OLD MUTUAL CAPITAL, INC.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Old Mutual Insurance Series Fund (the “Trust”) and the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Mid-Cap Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, Old Mutual Select Value Portfolio, Old Mutual Small Cap Growth Portfolio, Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (the “Portfolios”). It should be read in conjunction with the prospectus dated April 4, 2006. The prospectus may be obtained without charge by calling 1-800-347-9256.

The Annual Report for each Portfolio, except for page 1 thereof, is incorporated herein by reference and made a part of this document. The Annual Report and Semi-Annual Report may each be obtained without charge by calling 1-800-347-9256.

TABLE OF CONTENTS

THE TRUST	1
DESCRIPTION OF PERMITTED INVESTMENTS	3
INVESTMENT RESTRICTIONS	27
TRUSTEES AND OFFICERS OF THE TRUST	32
5% AND 25% SHAREHOLDERS	37
THE ADVISER	41
THE SUB-ADVISERS	44
THE DISTRIBUTOR	46
THE ADMINISTRATOR	47
THE SUB-ADMINISTRATOR	47
OTHER SERVICE PROVIDERS	48
PORTFOLIO TRANSACTIONS	49
PROXY VOTING	52
DESCRIPTION OF SHARES	52
PURCHASES AND REDEMPTIONS	53
DETERMINATION OF NET ASSET VALUE	55
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	56
PERFORMANCE INFORMATION	56
FINANCIAL STATEMENTS	61
CREDIT RATINGS	61

EXHIBITS	A-1
EXHIBITS	A-1

i

THE TRUST

The Trust is an open-end management investment company, which was originally incorporated in Maryland in 1997 and reorganized into a Delaware statutory trust on May 1, 2001. In November 2005, the Trust changed its name to Old Mutual Insurance Series Fund.

This Statement of Additional Information relates to all Portfolios of the Trust. Each Portfolio is diversified except for the Old Mutual Large Cap Growth Concentrated Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio, which are non-diversified. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus. Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) serves as the investment adviser to each Portfolio. Old Mutual Capital has retained each of Columbus Circle Investors (“Columbus Circle”), Copper Rock Capital Partners LLC (“Copper Rock”), Eagle Asset Management, Inc. (“Eagle”), Liberty Ridge Capital, Inc. (“Liberty Ridge”), Munder Capital Management (“Munder”), Turner Investment Partners, Inc. (“Turner”), and (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) as sub-adviser to assist in managing the Portfolios. Effective February 10, 2007, Ashfield Capital Partners, LLC (“Ashfield”), was appointed by the Board and Old Mutual Capital as sub-adviser to the Portfolios pursuant to an interim investment sub-advisory agreement and assumed management of that portion of the Portfolios’ assets that were previously managed by CastleArk Management, LLC. This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement between the Trust, Old Mutual Capital and Ashfield. The advisory arrangements with the Adviser and each Sub-Adviser is described in the “The Adviser and Sub-Adviser” section of this Statement and Additional Information.

Settlements and Pending Litigation

In connection with a settlement by the Trust’s former adviser of market timing and selective disclosure actions filed by the Securities and Exchange Commission (“SEC”) and New York Attorney General’s Office (“NYAG”), the former adviser agreed to adopt additional compliance policies and procedures (“Compliance Undertakings”) and meet certain corporate governance obligations. Many of the Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represented protection to the Portfolios and the portfolios of the affiliated investment company Old Mutual Advisor Funds II, and their shareholders, the Adviser has contractually agreed to assume all such Compliance Undertakings. In addition, the Adviser has agreed to meet the following future obligations of the former adviser:

(a)	use its best efforts to obtain the agreement of the Trust to hold a meeting of the Trust’s shareholders, not less than every fifth calendar year, at which the Board of Trustees will be elected;
(b)

maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser’s Code of Ethics;

(c)

maintain an Internal Compliance Controls Committee, to be chaired by the Adviser’s Chief Compliance Officer and include senior executives of the Adviser’s operating businesses, which shall review compliance issues throughout the Adviser’s business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

(d)

establish a corporate ombudsman to whom the Adviser’s employees may communicate concerns about the Adviser’s business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the Trust’s independent Trustees;

(e)

have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the independent Trustees of Old Mutual Advisor Funds II any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

(f)

retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the Old Mutual Advisor Funds II due to market timing, and (ii) a proportionate share of advisory fees paid by the Old Mutual Advisor Funds II portfolios that suffered such losses during the period of such market timing;

(g)	undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;
(h)

reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the portfolios of the Trust and Old Mutual Advisor Funds II based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

(i)

allow a senior officer (“Senior Officer”) hired by the Trust to assist the Trust’s Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at “arms’ length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

(j)

publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Trust’s website and accompany each portfolio’s prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

(k)

disclose with each periodic account statement sent to investors by the Adviser, its affiliates or a mutual fund for which the Adviser provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor’s most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the “Hypothetical Fee and Cost Information”);

(l)	maintain a prominent posting on the Trust’s website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and
(m)	disclose the Hypothetical Fee and Cost Information in the Trust’s applicable prospectuses.
(n)

not provide advisory services to the Trust or Old Mutual Advisor Funds II (together, the “Old Mutual Funds”) unless the Chairman of the Board of the Old Mutual Funds has no impermissible relationships with the Trust’s former adviser or its affiliated persons and at least 75% of each Old Mutual Funds board of trustees are not “interested persons” (as defined in the 1940 Act) or been directors, officers or employees of the Trust’s former adviser or any of its affiliates during the preceding 10 years.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (i) through (n) are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of Old Mutual Advisor Funds II. In this event, Old Mutual Advisor Funds II’s Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the New York Attorney General against various defendants is found in Exhibit C.

DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See “Description of Permitted Investments – General Risks of Investing in Stocks.” In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Portfolio’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Portfolio may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. A Portfolio may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as “hedging”). When hedging is successful, a Portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Port folio’s assets, the Portfolio will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).

The Portfolios have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Portfolios are subject to special calls for information by the Commodities Futures Trading Commission.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Portfolio may earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.

While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Portfolio will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer to the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Portfolio may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from a Portfolio’s securities portfolio, that Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intends to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio’s securities or securities it intends to purchase. A Portfolio will only write “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Portfolios.

A Portfolio will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Portfolio’s custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Portfolio may enter into contracts to write over-the-counter options with primary dealers. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Portfolio must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Portfolio must treat its entire exposure under a contract as illiquid unless the contract provides that the Portfolio has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives the Portfolio an absolute right to repurchase the written option at a pre-established formula price, the Portfolio would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

For information concerning the risks associated with utilizing options and futures contracts, please refer to the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Portfolio may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Portfolio’s gains or losses. In order to reduce the risk associated with leveraging, a Portfolio may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Portfolio will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Portfolio may have to pay more money than it receives. Similarly, if a Portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Portfolio may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Portfolios may invest in shares of other investment companies (such as Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as “iShares”). Since such mutual funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both the Portfolio expenses and the expenses of underlying funds with respect to the Portfolio assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition; (i) the Portfolio owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Portfolio’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust’s investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio’s investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Portfolio limits the amount of total assets it invests in restricted securities to 15%.

FOREIGN CURRENCY TRANSACTIONS

A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Adviser or the applicable Sub-Adviser may enter into settlement hedges in the normal course of managing the Portfolio’s foreign investments. A Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser or Sub-Adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency’s appreciation. If the Adviser or a Sub-Adviser hedges a Portfolio’s currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Portfolio’s exposure to a foreign currency and that currency’s value declines, the Portfolio will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Portfolio or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS (“ADRS”), EUROPEAN DEPOSITARY RECEIPTS (“EDRS”) AND GLOBAL DEPOSITARY RECEIPTS (“GDRS”)

ADRs are securities, typically issued by a U.S. financial institution (a “Depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Portfolio will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies; and
•	Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or
•	Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Portfolio may purchase.

BANKERS’ ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Portfolio purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors.

Because a Portfolio will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Portfolio’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years from the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable Sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Portfolio, the Trust’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’ s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent

(usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”) . Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio’s assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio’s commitments to purchase when-issued securities. Only the Old Mutual Small Cap and Mid-Cap Portfolios are permitted to invest in these securities. These Portfolios use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Portfolio’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Portfolio may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Portfolio lends its securities, it will follow the following guidelines:

•	The borrower must provide collateral at least equal to the market value of the securities loaned;
•	The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;
•	The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);
•	The Portfolio must be able to terminate the loan at any time;

•	The Portfolio must receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments); and
•	The Portfolio must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Portfolio could:

•	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
•	Experience delays in recovering its securities.

The Portfolios currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Portfolio sells a security it does not own. To sell a security short, a Portfolio must borrow the security from someone else to deliver it to the buyer. The Portfolio then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Portfolio repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Portfolio typically sells securities short to:

•	Take advantage of an anticipated decline in prices,
•	Protect a profit in a security it already owns.

A Portfolio can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Likewise, a Portfolio can profit if the price of the security declines between those dates.

To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A Portfolio will incur transaction costs in effecting short sales. A Portfolio’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Portfolio may engage in short sales “against the box.” In a short sale against the box, a Portfolio agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Portfolio will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Portfolio will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio’s net assets;
•	The market value of the securities of any single issuer that have been sold short by a Portfolio would exceed two percent (2%) of the value of a Portfolio’s net assets; and
•	Such securities would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever a Portfolio sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Portfolio is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations.

The Old Mutual Small Cap Growth and Small Cap Portfolios invest extensively in small capitalization companies. The Old Mutual Mid-Cap Portfolio invests extensively in medium capitalization companies. In certain cases, the Old Mutual Growth II and Columbus Circle Technology and Communications Portfolios invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain Sub-Advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Portfolio may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and, if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Portfolios may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Portfolio may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Columbus Circle Technology and Communications Portfolio is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Portfolio’s net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Columbus Circle Technology and Communications Portfolio is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Columbus Circle Technology and Communications Portfolio’s investments in technology companies. For example, the technology companies in which the Columbus Circle Technology and Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS (“IPOS”)

A Portfolio may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio’s performance likely will decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio’s asset base grows. Because IPO shares frequently are volatile in price, the Portfolios may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Portfolio’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the “EMU”) currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the “euro” as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by a Portfolio because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

INTERFUND LOANS

Each Portfolio may lend uninvested cash up to 15% of its net assets to other current and future Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund portfolios advised by Old Mutual Capital as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Old Mutual Capital (“Affiliated Funds”) and each Portfolio may borrow from other Affiliated Funds to the extent permitted under such Portfolio’s investment restrictions. If a Portfolio has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Portfolio’s total assets, such Portfolio will secure all of its loans from other Affiliated Funds by pledging securities or other Portfolio assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Portfolio to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Capital. Borrowing creates leverage and can magnify a Portfolio’s losses, which risk is mitigated by limiting the amount that a Portfolio can borrow. See Investment Limitations – Non-Fundament al Restrictions number 3.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying the futures might advance and the value of the underlying instruments held in that Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that a Portfolio and clients advised by the Adviser or applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Portfolio can write on a particular security.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Portfolio. If left unattended, drifts in the average maturity of a Portfolio can have the unintended effect of increasing or reducing the effective duration of the Portfolio, which may adversely affect the expected performance of a Portfolio.

EXTENSION RISK. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Portfolio’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

CREDIT RATING. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser or Sub-Adviser may determine that it is of investment-grade. The Adviser or Sub-Adviser may retain securities that are downgraded if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Portfolios currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”),

and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser or Sub-Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Portfolio buys it. A rating agency may change its credit ratings at any time. The Adviser or Sub-Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. A Portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Portfolio may invest in securities of any rating.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

Each Portfolio has adopted certain fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by a majority vote of a Portfolio’s shareholders. A majority vote of a Portfolio’s shareholders is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission and any exemptive order or similar relief granted to a Portfolio.

1.

Each Portfolio, other than Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio, is a “diversified company” as defined in the 1940 Act. This means that a Portfolio will not purchase the securities of any issuer, if as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio, including Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio, from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2.	A Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3.

A Portfolio may not underwrite the securities of other issuers. This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933.

4.

A Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Portfolio’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to Non-Fundamental Investment Restriction number 4 for further information. Old Mutual Columbus Circle Technology and Communications Portfolio has a policy to concentrate its investments in the group of industries within the technology and communications sectors.

5.

A Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.

A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.

A Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8.

A Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

Please refer to Non-Fundamental Investment Restriction number 7 for further information.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

The 1940 Act prohibits a Portfolio from issuing “senior securities,” except that the Portfolio is permitted to borrow money from banks in an amount up to 33-1/3% of its assets and may engage in the activities identified above in fundamental restriction number 2 to the extent liquid assets of the Portfolio are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

Non-Fundamental Investment Restrictions

Each Portfolio also has adopted certain Non-Fundamental Investment Restrictions. A Non-Fundamental Investment Restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term “Old Mutual Capital Advised Portfolio.” This term means other investment companies and their series portfolios that have Old Mutual Capital or an affiliate of Old Mutual Capital as an investment adviser.

1.

A Portfolio may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2.

In complying with the fundamental restriction regarding issuer diversification, each Portfolio, (other than Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio) will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

3.

In complying with the fundamental restriction regarding industry concentration, a Portfolio may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to Old Mutual Columbus Circle Technology and Communications Portfolio. Private activity bonds (a/k/a industrial development bonds) funded by activities in a single industry will be deemed to constitute investment in a single industry for purposes of this limitation.

4.

In complying with the fundamental restriction with regard to making loans, a Portfolio may lend up to 33 1/3 % of its total assets and may lend money to another Old Mutual Capital Advised Portfolio, on such terms and conditions as the SEC may require in an exemptive order on which the Portfolios may rely.

5.

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end Portfolio, a Portfolio may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.

Each Portfolio, including the Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Columbus Circle Technology and Communications Portfolio, may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Portfolios, if any, and lend money to other Old

Mutual Capital Advised Portfolios, subject to the terms and conditions of any exemptive orders issued by the SEC.

Please refer to Non-fundamental Investment Restriction number 5 for further information regarding lending money to a Old Mutual Capital Advised Portfolio.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Old Mutual Large Cap Growth, Mid-Cap, Large Cap Growth Concentrated Portfolio, Small Cap Growth, Small Cap and Columbus Circle Technology and Communications Portfolios has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term “senior security,” as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

ADDITIONAL INVESTMENT INFORMATION

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments. However, for temporary defensive purposes, when a Sub-Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio’s investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of market turbulence and decline during periods of stable markets. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The changes in the Portfolio’s turnover rates are the result of changes in their trading activity.

Please see the Financial Highlights tables in the Prospectus for each Portfolio’s turnover rates.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Holdings Communication Policy (the “Holdings Policy”) to safeguard Portfolio holdings information. Under the Holdings Policy, Portfolio holdings information related to each Portfolio, including the top holdings, will be made available to the general public at www.omfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Adviser may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”), as described below.

As part of the normal investment activities of each Portfolio, non-public portfolio holdings information may be provided to the Trust’s service providers which have contracted to provide services to the Trust (including Old Mutual Capital, the Sub-Advisers, the Custodian, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust’s auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trusts’ independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital’s chief compliance officer, general counsel or chief investment officer;
•	the request must relate to an appropriate business purpose; and
•

the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust’s Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital and its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this Statement of Additional Information.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

ENTITY NAME	FREQUENCY OF HOLDINGS DISCLOSURE	RESTRICTIONS ON USE OF HOLDINGS INFORMATION

FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a monthly basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for Old Mutual Advisor Funds II, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

INDEPENDENT TRUSTEES
NAME AND AGE	POSITION HELD WITH THE TRUST	TERM OF OFFICE * AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Leigh A. Wilson (61)	Chairman of the Board	Since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992. Director, Chimney Rock Winery LLC (2000 to 2004) and Chimney Rock Winery Corp (winery) (1985 to 2004).	26

Trustee, The Victory Portfolios since 1992, The Victory Institutional Funds since 2003 and The Victory Variable Insurance Funds since 1998 (investment companies – 23 total portfolios). Trustee, Old Mutual Advisor Funds II, since 2005.

John R. Bartholdson (61)	Trustee	Since 1997	Chief Financial Officer, The Triumph Group, Inc. (manufacturing) since 1992.	42

Director, The Triumph Group, Inc. since 1992. Trustee, Old Mutual Advisor Funds II, since 1995. Trustee, Old Mutual

Advisor Funds, since 2004. Director or Trustee of ING Clarion Real Estate Income Fund and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (59)	Trustee	Since 1997	Consultant, Syrus Associates (business and marketing consulting firm) (1986 to 2002). Retired.	26

Trustee, EQ Advisors Trust (investment company – 53 portfolios) since 1995. Trustee, Old Mutual Advisor Funds II, since 1995. Trustee AXA Enterprise Funds Trust (investment company – 16 portfolios) since 2005.

Albert A. Miller (71)	Trustee	Since 1997	Senior Vice President, Cherry & Webb, CWT Specialty Stores (1995 to 2000). Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores) (1980 to 2002). Retired.	26	Trustee, Old Mutual Advisor Funds II, since 1995.

* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

INTERESTED TRUSTEE
NAME AND AGE*	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas M. Turpin (46)**	Interested Trustee	Since 2007	Chief Operating Officer, Old Mutual US Holdings Inc. (2002 – present). Managing Director, Head of Defined Contribution, Putnam Investments (held various positions) (1993 – 2002)	26	None

*Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

**Mr. Turpin’s appointment as Interested Trustee is effective as of January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person”, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

OFFICERS
NAME AND AGE*	POSITION HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Julian F. Sluyters (46)	President and Principal Executive Officer	Since 2006

President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds, 2004 – December 2005. Managing Director, UBS Global Asset Management, and President and Chief Executive Officer, UBS Fund Services, 2001 – 2003.

Edward J. Veilleux (61)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term

Senior Vice President, Old Mutual Advisor Funds II. since 2005. Chief Compliance Officer, The Victory Portfolios since October 2005. President, EJV Financial Services, LLC since May 2002. Director, Deutsche Bank (and predecessor companies) and Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).

Andra C. Ozols (44)	Vice President and Secretary	Since 2005

Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. since July 2005. Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005 and January 1998 - October 1998), and Vice President (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003 - May 2005). Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON Distributors, Inc. Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant General Counsel (1998 - 2002), Founders Asset Management LLC.

James F. Lummanick (58)	Vice President and Chief Compliance Officer	Since 2005

Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. (1996 - 2004).

Robert T. Kelly (37)	Treasurer and Principal Financial Officer	Since 2006	Vice President, Old Mutual Capital, Inc., since October 2006. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000-September 2006.
Robert D. Lujan (39)	Assistant Treasurer	Since 2006	Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group, 2003-July 2006. Senior Fund Accountant, Janus Capital Management L.L.C., 2001-2003.
Kathryn A. Burns (29)	Assistant Treasurer	Since 2006	Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager, PricewaterhouseCoopers LLP, 2004-July 2006. Senior Associate, PricewaterhouseCoopers LLP, 2001-2004.
Karen S. Proc (36)	Assistant Secretary	Since 2005

Associate General Counsel, Old Mutual Capital, Inc. since October 2005. Associate General Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney, Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).

*	The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.
**	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

The Trustees of the Trust are responsible for major decisions relating to each Portfolio’s investment goal, policies, strategies and techniques. The Trustees also supervise the operation of the Trust by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to the Trust. The Board of Trustees has two standing committees: Governance and Nominating Committee and an Audit Committee. Currently, the members of each Committee are John Bartholdson, Jettie Edwards, Leigh Wilson and Albert Miller, comprising all the independent Trustees of the Trust. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust’s Board of Trustees who are independent Trustees, reviews and determines compensation for the independent Trustees of the Trust and selects independent, legal counsel, as set forth in Rule 0-1(6), to provide the independent Trustees of the Trust with legal advice as needed. During the Trust’s fiscal year ended December 31, 2005, the Governance and Nominating Committee held 3 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided; (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustee in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee may submit a request in writing by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, Attention: SECRETARY OF OLD MUTUAL INSURANCE SERIES FUND. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

The Audit Committee oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Trust’s Board of Trustees and evaluates the independent audit firm’s performance, costs and financial stability. During the Trust’s fiscal year ended December 31, 2005, the Audit Committee held 3 meetings.

The table below provides the dollar range of shares of the Portfolio and the aggregate dollar range of shares of all funds advised by Old Mutual Capital, owned by each Trustee as of December 31, 2005.

INDEPENDENT TRUSTEES
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES IN THE OLD MUTUAL FAMILY COMPLEX OVERSEEN BY TRUSTEES
Leigh A. Wilson	None	None
John R. Bartholdson	None	$10,000 - $50,000
Jettie M. Edwards	None	Over $100,000
Albert A. Miller	None	Over $100,000

INTERESTED TRUSTEE
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES IN THE OLD MUTUAL FUND FAMILY COMPLEX OVERSEEN BY TRUSTEES
Thomas M. Turpin	None	Over $100,000

Each current Trustee of the Trust received the following compensation during the fiscal year ended December 31, 2005:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND TRUST COMPLEX PAID TO TRUSTEES*

Leigh A. Wilson, Trustee	$50,100	N/A	N/A	$85,900 for services on two boards

John E. Bartholdson, Trustee	$41,900	N/A	N/A	$104,850 for services on three boards

Jettie M. Edwards, Trustee	$41,900	N/A	N/A	$72,100 for services on two boards

Albert A. Miller, Trustee	$41,900	N/A	N/A	$72,100 for services on two boards

Thomas M. Turpin, Trustee**	N/A	N/A	N/A	N/A

*Trust Complex means the Trust and Old Mutual Advisor Funds II.

**Mr. Turpin was not a Trustee during the Trust’s fiscal year ended December 31, 2006. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

CODES OF ETHICS

The Trust’s Board of Trustees, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Portfolios. The Codes of Ethics allow trades to be made in securities that may be held by a Portfolio, however, the Codes prohibit a person from taking advantage of Portfolio trades or from acting on inside information. In addition, the Trust’s Board of Trustees reviews and approves the Codes of Ethics of the Adviser, the Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser’s, the Sub-Advisers’ and Distributor’s Codes of Ethics during the previous year.

5% AND 25% SHAREHOLDERS

As of March 29, 2006, the following persons were the only persons who were record owners of 5% or more of the shares of the Portfolios. Any record owner of more than 25% of the shares of a Portfolio may be deemed a controlling person of that Portfolio. The percent of each Portfolio’s shares owned by all officers and Trustees of the Trust as a group is less than 1 percent of the outstanding shares of each such Portfolio. The Trust believes that most of the shares referred to below were held by the persons indicated in the insurance company separate accounts for the benefit of contract owners or policyholders of variable insurance contracts.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	64.13%
Annuity Investors Life Ins Co PO Box 5423 Cincinnati, OH 45201-5423	18.14%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	6.03%

OLD MUTUAL GROWTH II PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	48.14%
GE Life & Annuity Assurance Co Attn Variable Accounting 6610 W Broad St Richmond, VA 23230-1702	22.86%
American United Life Ins Company PO Box 1995 Indianapolis, IN 46206-9102	8.98%
Annuity Investors Life Ins Co PO Box 5423 Cincinnati, OH 45201-5423	7.84%

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

GE Life & Annuity Assurance Co Attn Variable Accounting 6610 W Broad St Richmond, VA 23230-1702	56.22%

Annuity Investors Life Ins Co PO Box 5423 Cincinnati, OH 45201-5423	31.53%
Great West Life & Annuity Insurance Company Attn Investment Div 8515 E Orchard Rd # 2T2 Englewood, CO 80111-5002	9.84%

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	89.53%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	9.54%

OLD MUTUAL MID-CAP PORTFOLIO

Mony Life Insurance Co of America Mony America Veriable Account A-VA The Mony Group 1290 Avenue of the Americas Fl 8 New York, NY 10104-0101	43.69%
Annuity Investors Life Ins Co Po Box 5423 Cincinnati, OH 45201-5423	27.64%
AUL American Individual Variable Annuity Unit Trust 1 PO Box 1995 Indianapolis, IN 46206-9102	14.55%
Mony Life Insurance Company Mony Variable Account A-VA The Mony Group 1290 Avenue of the Americas Fl 8 New York, NY 10104-0101	6.39%

OLD MUTUAL SELECT VALUE PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	71.03%
Mony Life Insurance Co of America Mony America Veriable Account A-VA The Mony Group 1290 Avenue of the Americas Fl 8 New York, NY 10104-0101	9.89%
Annuity Investors Life Ins Co PO Box 5423 Cincinnati, OH 45201-5423	8.39%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	7.38%

OLD MUTUAL SMALL CAP PORTFOLIO

Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	91.34%
Empire Fidelity Investments Life Insurance Co 82 Devonshire St # H4C Boston, MA 02109-3605	7.79%

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

First Variable Life Insurance Co PO Box 830765 Birmingham, AL 35283-0765	100.00%

THE ADVISER

The Adviser has served as investment adviser to each Portfolio since January 1, 2006. Prior to that, Liberty Ridge served as the Trust’s investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Old Mutual plc (“Old Mutual”). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds. The principal business address of the Adviser is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Old Mutual Investment Partners, the Trust’s distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor’s direct parent, Old Mutual (US) Holdings Inc (see “The Distributor” for more detail on Old Mutual Investment Partners).

The Trust’s Board of Trustees appointed the Adviser to serve as the Trust’s investment adviser pursuant to a new management agreement (the “Management Agreement”), which became effective on April 19, 2006 upon receipt of shareholder approval. The Management Agreement shall continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a “majority” (as defined in the 1940 Act) of each Portfolio’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.

The Management Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Portfolios in accordance with each Portfolio’s investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Portfolios; and (iii) place orders to purchase and sell securities for the Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Management Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Agreement provides that the Adviser is not responsible for other expenses of operating the Trust. In addition to these advisory services, the Management Agreement obligates Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust’s compliance with applicable federal and state securities laws, rules and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust’s regulatory reports; and (iii) regular reporting to the Board of Trustees on the activities of the Trust and the Sub-Advisers. The Management Agreement also requires Old Mutual Capital to oversee the sub-advisers employed to provide portfolio management services to the Portfolios, including: overseeing the investment decisions of each sub-adviser and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-adviser, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars. The Management Agreement provides certain limitations on the Adviser’s liability, but also provides that the Adviser shall not be protected against any liability to the Trust, its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement includes an obligation that the Adviser perform the administrative services that were previously provided to the Portfolios by Old Mutual Fund Services under an administrative services agreement. These administrative services include: (i) overseeing the administration of the Trust’s and each Portfolio’s business and affairs, (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding sub-advisers; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of Portfolio shares and the payment of sales charges and services fees; (v) responding to all inquiries from Portfolio shareholders or otherwise answer communications from Portfolio shareholders if such inquiries or communications are directed to the Adviser; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board of Trustees may reasonably request.

The Management Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Agreement, the Adviser is entitled to a fee for its services that is calculated daily and paid monthly at an annual rate of each Portfolio’s average daily net assets, as set forth in the following table:

FUND	Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Columbus Circle Technology and Communications Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Growth II Portfolio	0.825%	0.775%	0.725%	0.675%	0.625%	0.575%	0.525%
Old Mutual Large Cap Growth Portfolio	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%	0.55%
Old Mutual Large Cap Growth Concentrated Portfolio	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Mid-Cap Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Select Value Portfolio	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Small Cap Portfolio	1.10%	1.05%	1.00%	0.95%	0.90%	0.85%	0.80%
Old Mutual Small Cap Growth Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement through December 31, 2008 with the Trust with respect to each Portfolio (the “Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio’s average daily net assets) to not more than a fixed percentage of the average daily net assets of each Portfolio as set forth in the following table:

Portfolio	Expense Limit

Old Mutual Columbus Circle Technology and Communications Portfolio	0.85%
Old Mutual Growth II Portfolio	1.04%
Old Mutual Large Cap Growth Portfolio	0.96%
Old Mutual Large Cap Growth Concentrated Portfolio	0.89%
Old Mutual Mid-Cap Portfolio	0.99%
Old Mutual Select Value Portfolio	0.94%
Old Mutual Small Cap Portfolio	1.02%
Old Mutual Small Cap Growth Portfolio	1.07%

Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. If in any fiscal year in which a Portfolio’s assets are greater than $75 million and its “Total Operating Expenses” do not exceed the limits previously noted, the Board of Trustees may elect to reimburse the Adviser for any fees it waived or expenses it reimbursed on that Portfolio’s behalf during the previous three fiscal years. The Adviser and certain Sub-Advisers have agreed to share the costs of the expense limitation agreement, as set forth in the “The Sub-Advisers” section below.

The table below shows the advisory fees that the Portfolios paid for the fiscal years ended December 31, 2003, 2004 and 2005. The table also shows the advisory fees waived by Liberty Ridge, the investment adviser to the Portfolios during this three year period:

Portfolio	Fees Paid			Fees Waived Expenses Reimbursed
	2003	2004	2005	2003	2004	2005
Columbus Circle Technology and Communications Portfolio	$1,684,184	$1,315,113	$1,010,883	$0	$0	$0
Growth II Portfolio	$665,377	$495,547	$396,299	$0	$0	$0
Large Cap Growth Portfolio	$218,521	$240,791	$200,749	$0	$0	$13,264
Large Cap Growth Concentrated Portfolio	$1,423,709	$1,055,119	$736,936	$0	$0	$0
Mid-Cap Portfolio	$173,280	$326,661	$419,525	$6,007	$0	$0
Select Value Portfolio	$762,179	$465,917	$368,760	$0	$0	$0
Small Cap Portfolio	$2,510,884	$1,655,878	$1,326,228	$108,409	$83,964	$101,774
Small Cap Growth Portfolio	$41,901	$40,372	$31,452	$29,254	$34,794	$43,855

Additional information about the portfolio managers’ investments in the Portfolio or Portfolios they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest can be found in Exhibit D to this Statement of Additional Information.

THE SUB-ADVISERS

Effective January 1, 2006, the Trust and the Adviser appointed the following advisers to provide sub-advisory or co-sub-advisory services to the Portfolios:

Portfolio	Sub-Adviser(s)
Old Mutual Columbus Circle Technology and Communications Portfolio	Columbus Circle Investors
Old Mutual Growth II Portfolio	Turner Investment Partners, Inc. Munder Capital Management
Old Mutual Large Cap Growth Portfolio	Turner Investment Partners, Inc. Ashfield Capital Partners, LLC*
Old Mutual Large Cap Growth Concentrated Portfolio	Turner Investment Partners, Inc. Ashfield Capital Partners, LLC*
Old Mutual Mid-Cap Portfolio	Liberty Ridge Capital, Inc.
Old Mutual Select Value Portfolio	Liberty Ridge Capital, Inc.
Old Mutual Small Cap Portfolio	Liberty Ridge Capital, Inc. Eagle Asset Management, Inc.
Old Mutual Small Cap Growth Portfolio	Copper Rock Capital Partners LLC

* Effective February 10, 2007, Ashfield Capital Partners, LLC (“Ashfield”), was appointed by the Board and Old Mutual Capital as sub-adviser to the Portfolios pursuant to an interim investment sub-advisory agreement and assumed management of that portion of the Portfolios’ assets that were previously managed by CastleArk Management, LLC. This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement between the Trust, Old Mutual Capital and Ashfield.

Prior to January 1, 2006, Liberty Ridge served as the sole investment adviser to each Portfolio. The Sub-Advisory Agreements obligate each Sub-Adviser to: (i) manage the investment operations of and the composition of each of the Portfolio’s investment portfolios, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objectives, policies and limitations; (ii) provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with each Portfolio’s investment objectives, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Portfolio’s registration statement and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Adviser and the Board and comply with the requirements of the 1940 Act and applicable law. The Sub-Advisory Agreements provide certain limitations on each Sub-Adviser’s liability, but also provide that each Sub-Adviser shall not be protected against any liability to the Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreements also include the following obligations: (i) make available portfolio managers or other personnel to discuss the affairs of the Portfolios with the Trust’s Board of Trustees, (ii) assist in the fair valuation of securities, (iii) provide compliance reports to the Adviser and/or the Trust, (iv) vote proxies received in accordance with applicable proxy voting policies, (v) adopt a code of ethics and provide a copy to the Trust, (vi) review draft reports to shareholders and other documents and provide comments on a timely basis, (vii) and to perform other duties in connection with its sub-advisory activities. The Sub-Advisory Agreements also prohibits the Sub-Advisers from consulting with (i) other sub-advisers to the Portfolio, (ii) other sub-advisers to a Trust portfolio, and (iii) other sub-advisers to a portfolio under common control with the Portfolio.

The Sub-Advisory Agreements may each be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. Each Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

Pursuant to the Sub-Advisory Agreements, the Sub-Adviser or Sub-Advisers for each Portfolio is entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets, at the rates set forth in the following table:

FUND	Advisory Fee Breakpoint Asset Thresholds
Sub-Advisory Fees that Include Breakpoints
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Columbus Circle Technology and Communications Portfolio	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Old Mutual Large Cap Growth Portfolio	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
Old Mutual Large Cap Growth Concentrated Portfolio	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
Old Mutual Mid-Cap Portfolio	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Old Mutual Select Value Portfolio	0.40%	0.35%	0.30%	0.25%	0.20%	0.15%	0.10%
Old Mutual Small Cap Portfolio	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Small Cap Growth Portfolio	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%

Sub-Advisory Fees without Breakpoints
Old Mutual Growth II Portfolio	0.475%

For each Portfolio, except Old Mutual Growth II Portfolio, the actual fees paid to a Sub-Adviser by the Adviser will be net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Portfolio. The Adviser is responsible for 100% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid in respect of the Old Mutual Growth II Portfolio.

THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect, wholly-owned subsidiary of the Adviser’s parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement, by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party, or upon its assignment, as defined in the 1940 Act, by the Distributor.

From time to time, the Distributor or one or more of its corporate affiliates may make payments to insurance companies and other intermediaries who support the sale of Portfolio shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2005, the Distributor and/or its corporate affiliates paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust:

Allmerica Financial Life Insurance Co	$1,158
American United Life - Annuity	$98,181
Annuity Investors Life	$126,577
Empire Fidelity Investments	$100,059
Fidelity Investments Life Insurance Co	$1,055,904
First Variable Life Insurance Co	$9,766
GE Life & Annuity Co	$4,768
Great West Life & Annuity	$5,846
MONY Life Insurance Co.	$89,476
Ohio National Life Insurance Co.	$7,433

For the calendar year ended December 31, 2005, the Trust did not pay intermediaries out of its own assets for recordkeeping support (i.e., sub-transfer agency and other administrative) services provided to the Trust.

THE ADMINISTRATOR

For the fiscal years ended December 31, 2003, 2004 and 2005, each of the Portfolios paid Old Mutual Fund Services (“OMFS”) in conjunction with the Administrative Services Agreement between the Trust and OMFS dated January 25, 2001, which was terminated on January 1, 2006, waived the following administration fees:

PORTFOLIO	FEES PAID			FEES WAIVED
	2003	2004	2005	2003	2004	2005
Columbus Circle Technology and Communications Portfolio	$297,204	$222,238	$145,924	$0	$0	$0
Growth II Portfolio	$117,419	$83,839	$57,207	$0	$0	$0
Large Cap Growth Portfolio	$43,704	$46,035	$32,843	$0	$0	$0
Large Cap Growth Concentrated Portfolio	$251,243	$178,565	$106,379	$0	$0	$0
Mid-Cap Portfolio	$30,579	$54,673	$60,560	$0	$0	$0
Select Value Portfolio	$175,887	$103,069	$69,611	$0	$0	$0
Small Cap Portfolio	$376,633	$238,180	$162,728	$0	$0	$0
Small Cap Growth Portfolio	$7,394	$6,834	$4,540	$0	$0	$0

The Administrative Services Agreement between the Trust and OMFS, dated January 25, 2001, was assigned by OMFS to OMCAP effective December 31, 2005. As a result, OMCAP is responsible for providing the administrative services that were previously provided to the Trust by OMFS. However, OMCAP’s fee for providing such administrative services are included in the Advisory Agreements and no separate administrative service fee are payable to OMCAP under the Administrative Services Agreement. The Management Agreement with OMCAP provides for OMCAP to provide the administrative services that were previously provided to the Trust by OMFS.

THE SUB-ADMINISTRATOR

OMFS and SEI Investments Mutual Fund Services (the “Sub-Administrator”) entered into an amended and restated Sub-Administrative Services Agreement (the “Sub-Administrative Agreement”) on January 1, 2001, pursuant to which the Sub-Administrator assists the Adviser in connection with the administration of the business and affairs of the Trust. On January1, 2006, the Sub-Administrative Agreement was assigned to the Adviser, in connection with the assignment of the Administrative Agreement from OMFS to the Adviser. SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the

Sub-Administrative Agreement, the Adviser pays the Sub-Administrator fees at the greater of an annual rate based on the combined average daily net assets of the Trust, Old Mutual Advisor Funds II and Old Mutual Advisor Funds calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion or an annual rate of 550,000 per Portfolio in the Trust, Old Mutual Advisor Funds II and Old Mutual Advisor Funds. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than ninety (90) days’ prior written notice to the other party.

For the fiscal years ended December 31, 2003, 2004 and 2005, OMFS paid the Sub-Administrator the following sub-administration fees in conjunction with the Sub-Administrative Services Agreement between OMFS and the Sub-Administrator dated January 25, 2001:

PORTFOLIO	FEES PAID
	2003	2004	2005
Columbus Circle Technology and Communications Portfolio	$38,631	$31,674	$32,511
Growth II Portfolio	$15,400	$11,964	$12,747
Large Cap Growth Portfolio	$5,725	$6,630	$7,310
Large Cap Growth Concentrated Portfolio	$32,872	$25,483	$23,673
Mid-Cap Portfolio	$3,925	$7,999	$13,597
Select Value Portfolio	$23,432	$14,762	$15,483
Small Cap Portfolio	$49,158	$33,920	$36,134
Small Cap Growth Portfolio	$961	$970	$1,009

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. Old Mutual Fund Services serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. Old Mutual Fund Services also performs development and maintenance services on the web site that references the Trust and the Portfolios. Old Mutual Shareholder Services, Inc. (“Old Mutual Shareholder Services”), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser’s parent, Old Mutual (US) Holdings, Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement with Old Mutual Fund Services. The principal place of business of Old Mutual Shareholder Services is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services (“Third-Party Services”) relating to the Trust to persons who beneficially own interests in the Trust, such as participants in Qualified Plans. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request.

CUSTODIAN

U.S. Bank, N.A. (formerly known as Wachovia Bank, National Association) (“Custodian”), 123 South Broad Street, PA-1249, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accountants of the Trust.

PORTFOLIO TRANSACTIONS

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for each Portfolio. The Adviser and Sub-Advisers will generally seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Adviser and Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser and Sub-Advisers seek to select brokers or dealers that offer the Portfolios best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser and Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Portfolios. The Adviser will not direct brokerage to a broker-dealer as compensation for the sale of Portfolio shares.

The Adviser and Sub-Advisers may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser and Sub-Advisers under the Advisory Agreement and Sub-Advisory Agreements. If, in the judgment of the Adviser or a Sub-Adviser, the

Portfolios or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser and Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser and Sub-Advisers will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to each Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Adviser will find all of such services of value in advising the Portfolios.

The Adviser and Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, the services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Portfolios may request that the Adviser and Sub-Advisers direct the Portfolios’ brokerage to offset certain expenses of the Portfolios. The Adviser and Sub-Advisers attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser and Sub-Advisers attempt to satisfy the Portfolios’ direction requests, there can be no guarantee that they will be able to do so. In certain circumstances the directed broker may not offer the lowest commission or commission equivalents rate. This may cause the Portfolios to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Adviser been able to choose the broker or dealer to be utilized.

By directing a portion of a portfolio’s generated brokerage commissions, the Adviser and Sub-Advisers may not be in a position to negotiate brokerage commissions or commission equivalents on a Portfolio’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Adviser. In cases where the Portfolios have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Portfolios may be placed after brokerage orders for accounts that do not impose such restrictions.

The Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolios for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Adviser may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Portfolios’ or the Trust’s expenses. The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser and Sub-Advisers are not permitted to compensate a broker-dealer for selling Portfolio shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Portfolio’s shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio. Nonetheless, the fact that a broker-dealer sells Portfolio shares does not prohibit the Adviser or Sub-Advisers from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, the Adviser has adopted, and the Trust’s Board of Trustees has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Portfolio’s portfolio securities transactions from taking into account the brokers’ and dealers’ promotion or sale of Portfolio shares or shares of any other registered investment company and (2) the Trust and its investment adviser and principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions, or other remuneration to a broker or dealer as compensation for the promotion or sale of Portfolio shares or shares of any other registered investment company.

During 2005, the following Portfolios bought and sold securities of their regular broker-dealers: Large Cap Growth Portfolio - Goldman Sachs, Citigroup, Wells Fargo, Morgan Stanley; Large Cap Growth Concentrated Portfolio – Goldman Sachs; Mid-Cap Portfolio - Friedman Billings Ramsey, Lehman Brothers, State Street; Select Value - Bank of America, Goldman Sachs, JP Morgan Chase, Bear Stearns, Morgan Stanley. As of December 31, 2005, the Large Cap Growth Portfolio had a $522,000 position in Goldman Sachs and a $199,000 position in Merrill Lynch. The Large Cap Growth Concentrated Portfolio had a $3,908,000 position in Goldman Sachs. The Mid-Cap Portfolio had a $259,000 position in Greenhill. The Small Cap Portfolio had a $116,000 position in GFI Group. The Select Value Portfolio had a $1,571,000 position in Goldman Sachs, a $2,131,000 position in JPMorgan Chase, and a $1,413,000 position in Morgan Stanley. No other Portfolios held any positions in their regular broker dealers as of December 31, 2005.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Portfolios paid brokerage fees as follows:

	Total Amount Of Brokerage Commissions Paid In 2003	Total Amount Of Brokerage Commissions Paid In 2004	Total Amount Of Brokerage Commissions Paid In 2005
Columbus Circle Technology and Communications Portfolio(1)	$1,774,265	$766,221	$226,916
Growth II Portfolio(1)	$517,464	$101,779	$42,610
Large Cap Growth Portfolio(1)	$71,521	$41,502	$30,065
Large Cap Growth Concentrated Portfolio(1)	$403,839	$217,729	$101,092
Mid-Cap Portfolio(1)	$134,098	$193,843	$135,043
Select Value Portfolio(1)	$938,339	$281,748	$139,218
Small Cap Portfolio(1)	$1,820,147	$982,501	$555,158
Small Cap Growth Portfolio(1)	$18,964	$24,356	$7,587

(1)

The total brokerage commissions paid by each Portfolio in 2005 was lower than the total brokerage commissions paid in prior periods, which was primarily due to a decrease in turnover of portfolio investments in each of the Portfolios.

PROXY VOTING

The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Portfolios’ investments. The Guidelines generally assign proxy voting responsibilities for each Portfolio to the investment adviser or sub-adviser responsible for the management of such Portfolio. If an investment adviser or sub-adviser to a Portfolio that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the Adviser and the Sub-Advisers.

DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of Shares of beneficial interest with a par value of $0.001 per Share. The Trustees may, from time to time, authorize the division of the Shares into one or more series, each of which constitutes a Portfolio. Each Share of a Portfolio represents an equal proportionate interest in that Portfolio with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders of that Portfolio. All consideration received by the Trust for Shares of any Portfolio and all assets in which such consideration is invested belong to that Portfolio and are subject to the liabilities related thereto.

Voting Rights, Shareholder Liability And Trustee Liability

Each Share held entitles a shareholder to one vote for each dollar of net asset value of Shares held by the shareholder. Shareholders of each Portfolio of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding Shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) the trusteeship of any Trustee who has died shall be terminated upon the date of his death.

Under current law, a separate account of an insurance company that offers Portfolio shares in VA Contracts and VLI Policies (“Participating Insurance Company”) is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all Shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations and the complaining party was held riot to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy. Shares of each Portfolio are offered on a continuous basis.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company’s separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a “Business Day”). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the “NYSE”) (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under “Net Asset Value”) next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Adviser’s opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio’s ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners or VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Trust or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company, Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio’s securities is not reasonably practicable, or for such other periods as the SEC has permitted by order. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser, the Transfer Agent and/or the Custodian are not open for business.

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the New York Stock Exchange: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN-KIND. It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect portfolio operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value”, and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Portfolio at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind.

PURCHASES IN-KIND. In certain circumstances, shares of the Portfolios may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” The Adviser is authorized, in its discretion, to effect purchase in-kind transactions for a Portfolio that meet certain conditions, which include, but are not limited to, the following:

1.

Purchase in-kind transactions must not dilute the interests of a Portfolio or its existing shareholders and, accordingly, must be effected at a Portfolio’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Portfolio.

2.

The Portfolio’s pricing agent shall value the securities tendered in the same manner in which the Portfolio’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

3.	The securities tendered must be “eligible” securities. Eligible securities are securities that:

meet the criteria for investment in the Portfolio by being, at a minimum, consistent with the Portfolio’s investment objective, strategy and restrictions, as set forth in the Portfolio’s prospectus and statement of additional information;

are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and

have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.

4.	One or more portfolio managers disclosed in the Portfolio’s prospectus shall have approved the securities being tendered.
5.	Securities contributed to a Portfolio must be acquired for investment purposes and not for resale.
6.

Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Portfolio.

The Adviser retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of a Portfolio or its existing shareholders. Investors interested in effecting a purchase in-kind should furnish the Adviser with a list of the securities proposed to be delivered and the Adviser will inform the investor of the securities, if any, acceptable to the Portfolio. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Portfolio, along with the securities. Portfolio shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Portfolio has settled - usually within 15 days following the in-kind purchase. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors interested in purchasing Portfolio shares using securities should contact the Adviser for more information.

DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange are valued at the last sale price. Portfolio securities quoted on a national market system are valued at the official closing price, or if there is none, at last sales price. Other securities are quoted at the most recent bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price, on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recently quoted bid price.

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Trust, if any, are valued at their fair value as determined in good faith by the Board of Trustees.

An example showing how to calculate the net asset value per share is included in each Portfolio’s financial statements, which are incorporated by reference into this Statement of Additional Information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus. The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

The following discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company (“RIC”) that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner or VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders an amount at least equal to the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (“Distribution Requirement”). In addition to the Distribution Requirement, each Portfolio must meet several other requirements. Among these requirements are the following: (i) each Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Portfolio’s business of investing in such stock, securities or currencies), and net income derived from certain publicly traded partnerships (the “Income Requirement”); (ii) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or,collectively, in securities of certain publicly traded partnerships (the “Asset Diversification Test”). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not “directly related” to a Portfolio’s principal business may, under regulations authorized in 1986 but not yet issued, be excluded from qualifying income.

If a portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders.

From time to time, legislation has been proposed that would treat a redemption of shares of the Portfolios by VA Contracts and VLI Policies as a taxable transaction, and it can be expected that similar proposals may be introduced in Congress in the near future. The Trust cannot predict what proposals, if any, might be enacted or whether such proposals, if enacted, would apply retroactively to shares of the Portfolios that are issued and outstanding as of the date of enactment.

PORTFOLIO DISTRIBUTIONS. Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

ADDITIONAL INTERNAL REVENUE SERVICE REQUIREMENTS. The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on segregated asset accounts of insurance companies as a condition of maintaining the tax deferred status of VA Contracts and VLI Policies (see “Section 817(h) Diversification Requirements” below).

TAX TREATMENT OF IN-KIND PURCHASES. If a Portfolio receives securities from an investor in exchange for shares of the Portfolio, the Portfolio will generally be treated as having acquired the securities by purchase from the investor. The Portfolio's tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Portfolio’s holding period in the securities will begin on that date.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

WITHHOLDING. In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss for income and excise tax purposes. Such Code Section 988 gains or losses will increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares.

HEDGING TRANSACTIONS. Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolios may enter into will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Portfolios may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolios of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolios (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Portfolios (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under section 1259 of the Code if a Portfolio holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

The Distribution Requirement and the Asset Diversification Test (requirements relating to each Portfolio’s tax status as a RIC that are described above) may limit the extent to which a Portfolio will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on [January 20,] 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisers as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (in this case,, the assets of the Portfolios that underlie such accounts), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company ( the Asset Diversification Test described above under “Taxes”) and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies (the “Safe Harbor”). Provided that all of the beneficial interests in the Portfolios are owned by one or more (1) insurance companies in their general account or in segregated asset accounts, or (2) fund managers in connection with the creation or management of a regulated investment company or trust, the diversification requirements of section 817 will be applied on a look-through basis to the assets held by the Portfolios, and the interests in the Portfolios held by the segregated asset accounts will be disregarded.

The Treasury Regulations amplify the diversification standards set forth in Section 817 (h) for segregated asset accounts that cannot satisfy the Safe Harbor. Under the regulations, an investment portfolio will be deemed adequately diversified if, as of the close of each calendar quarter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer. Certain Portfolios holding Treasury securities may be able to avail themselves of an alternative diversification test provided under the Treasury Regulations in lieu of reliance upon the Safe Harbor.

Each Portfolio will be managed with the intention of enabling segregated asset accounts funding the VA Contracts and VLI Policies to comply with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

PERFORMANCE INFORMATION

From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company’s separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. The Portfolio’s results also should be considered relative to the risks associated with its investment objectives and policies.

The Portfolio’s results will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period.

Effective January 1, 2006, the Sub-Advisers replaced Liberty Ridge Capital in providing portfolio management services to the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, Old Mutual Mid-Cap Portfolio, Old Mutual Select Value Portfolio, Old Mutual Small Cap Portfolio and the Old Mutual Small Cap Growth Portfolio. The performance of the Portfolios prior to January 1, 2006 will therefore not be indicative of future performance.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP (“PWC”) located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, serves as the independent registered public accountants for the Trust. PWC provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Portfolio for the fiscal year ended December 31, 2005 and the report of the independent auditors for that year are included in the Trust’s Annual Report to Shareholders dated December 31, 2005.

The financial statements for each Portfolio in the Trust's Annual Report have been audited by PWC and are incorporated by reference into the Statement of Additional Information in reliance on the report of PWC independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification code maintained by Bloomberg L.P.

BOND RATINGS

Moody’s Investors Service, Inc.

PREFERRED STOCK RATINGS

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments . This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest -rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or minus (-)

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classifications “aa” through “bb” The (-) modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A

Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated “Baa” are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con.

(...) (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation;
3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters . However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’ , ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the following of a bankruptcy petition or the taking of 6 similar action if payments on an obligation are jeopardized.

Plus ( + ) or minus ( - ): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A- l

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard s Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign ( + ). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A- 2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A- 3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains . Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC ,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “ + “ to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

NOTES

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘Fl’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBIT A

OLD MUTUAL ADVISOR FUNDS II

OLD MUTUAL INSURANCE SERIES FUND

PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the “Guidelines”) are being adopted by the Board of Trustees of the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund (collectively, “the Trust”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”). The Trust recognizes that proxies have an economic value and in voting proxies, the Trust seeks to maximize the value of our investments and our shareholders’ assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio’s investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages the Trust that invests in voting securities. If an investment adviser to the Trust Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds’ assets.

The Trust’s Guidelines as they relate to certain common proxy proposals are summarized below along with the Trust’s usual voting practice. As previously noted, an adviser or sub-adviser to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o

We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o

We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

EXH-A-1

o

We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

Approval of Independent Auditors

o	We generally vote FOR proposals seeking to ratify the selection of auditors.

o	We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o

We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

o

We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

o	We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

o

We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

o

We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to that eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

o

We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

EXH-A-2

Corporate Governance

o	We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

o	We will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

o

We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o

We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

o

We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; and (8) asking the company to expense stock options (9) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws.

o	We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

EXH-A-3

o

We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws and (9) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

o	We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

o	We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o

We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o

We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

o

We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE

EXH-A-4

ingredients; (5) requesting a report on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Trust and its shareholders.

Conflicts of Interest

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in the Trust, the Trusts themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Disclosure of Proxy Voting Guidelines and Record

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

•

Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. the Trust website, SEC web site, and toll free phone number).

•	Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

•

Disclosure in shareholder reports and in the SAI that information regarding how Old Mutual voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

EXH-A-5

The Trust will respond to all requests for guideline descriptions or proxy records within three business days of such request.

Maintenance of Proxy Voting Records

The Trust’s administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in the Trust as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to the Trust will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated: May 2004

EXH-A-6

EXHIBIT B

OLD MUTUAL CAPITAL, INC. PROXY VOTING POLICIES

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OM Capital”) recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-advisers, such sub-advisers are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

•	Approving OM Capital’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing the proxy voting policies of sub-advisers;
•	Acting as a resource for sub-advisers on proxy matters, when requested.

The Committee reviews each sub-adviser’s proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-advisers in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-advisers are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital’s Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES

Sub-Adviser Proxy Voting Reports

Each sub-adviser is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

EXH-D-1

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Various reports prepared according to the above procedures; and
o	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

EXH-B-2

ASHFIELD CAPITAL PARTNERS, LLC

PROXY VOTING POLICY AND PROCEDURES

(a)	Proxy Voting

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

ASHFIELD CAPITAL PARTNERS, LLC (“Ashfield”) votes proxies for its ERISA clients, unless the Trustees of the plan expressly reserve voting rights in a written document. In addition to the ERISA accounts, we currently have agreements to vote proxies with our Managed Account Programs (WRAP) and clients whose written investment guidelines require it. Therefore we have adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Chief Compliance Officer, Chief Executive Officer or Chief Investment Officer.

Policy

It is our policy to vote all proxies for which we have voting authority in the best interest of our clients. Ashfield will not be obligated to vote, may refrain from voting and will not be required to direct the client’s agent to vote proxies on behalf of the client, unless otherwise agreed to in writing. Ashfield acknowledges its role as a fiduciary with regard to all managed ERISA accounts and will vote proxies for those accounts the Department of Labor has defined as ERISA accounts, unless the Trustees of the plan expressly reserve voting rights in a written document. In making proxy decisions, our guiding principle is to act solely in the interests of the plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. We will consider those factors that would affect the value of the plan’s investment and consequently the interests derived from such investments to the plan participants. In addition to the ERISA accounts, we currently have agreements to vote proxies with our Managed Account Programs (WRAP) and clients whose written investment guidelines require it. In all other cases, the client shall retain proxy-voting authority. After careful review and consideration, Ashfield has adopted Institutional Shareholder Services (ISS) Proxy Voting Guidelines as our own. The outsourcing of this process allows us to take advantage of the extensive research ISS performs on all companies for which it votes proxies in an effort to provide the greatest economic benefit to the client. A comprehensive Summary of those Guidelines is attached to this document as Exhibit A. Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Cost of voting and reporting on these special policies will be at the expense of the client.

What are Potential Conflicts of Interest?

The portfolio managers and management of Ashfield have not identified any immediate conflicts of interest with regard to voting client proxies. However, we have determined that a material conflict of interest could potentially occur in voting proxies in the following instances:

EXH-B-3

1.

When a client is on the executive committee or on the Board of Directors of a firm we invest in and their interests were adverse to the interests of the plan or participants or beneficiaries of the plan.

2.

When an employee of the firm has a personal interest in the outcome of a particular matter for which a proxy vote is being solicited (i.e., the employee had a relative on the Board of Directors of a particular company that a proxy vote is being solicited.)

3.	When an employee of the firm has a personal or business relationship with corporate directors or candidates for corporate directors of a company a proxy vote is being solicited.

How Material Conflicts of Interest Would Be Resolved:

In the unlikely event that a potential material conflict of interest should arise, Ashfield will attempt to resolve it in one of the following ways

1.	Vote the proxy based on our pre-determined policy and document why it is in the client’s best economic interest to vote according to our established policy.
2.

Abstain from voting proxies if we feel a conflict of interest would occur and allow the client/trustee to vote or select a third party to vote the proxy. In these instances, the conflict of interest will be documented and records maintained.

3.	Disclose the conflict to the client and obtain their consent prior to voting the document why the client’s best economic interests are maintained.

How to Request a Copy of or Policy and Procedures:

A copy of the Ashfield Proxy Policies and Procedures is available upon request by contacting our Compliance Officer at 415 391-4747. Individual client voting records for clients that we have voting authority are available upon request by contacting our Director of Client Services at 415 391-4747 or by mail at Ashfield Capital Partners, LLC, 750 Battery Street, Suite 600, San Francisco, CA 94111.

Ashfield’s Proxy Voting Procedures

We have retained Institutional Shareholder Services, Inc. (ISS) as our Proxy Service Provider for all securities held in accounts that we have a fiduciary obligation to vote as described above. As our Proxy Service Provider, ISS shall be responsible for executing all proxy vote instructions according to our adopted Proxy Voting Guidelines as well as maintaining the records of votes cast.

EXH-B-4

Procedures:

The following steps are taken to track proxy voting:

1.

Ashfield provides ISS with a weekly electronic position file in order for ISS to reconcile ERISA account positions held with upcoming meetings. Portfolio holdings will match the record date and the corresponding proxies it receives.

2.	Portfolio Administrators identify new accounts that may fall under ERISA Proxy Voting Guidelines and review closed ERISA accounts for which Ashfield no longer has discretion to vote such shares.

3.

When a new account is opened with proxy voting authority, a Portfolio Administrator will immediately advise the custodian that Ashfield will act as fiduciary on the account and all proxies should be delivered directly to ISS for vote processing.

4.

ISS maintains a record of portfolio securities as of the record date for each portfolio company’s meeting. A record is kept relating to the actual votes for each specific account voted which includes: the company and meeting; the number of shares voted on; the issues voted upon and how they were voted. Ashfield’s Director of Client Services reviews the vote record daily via http://votex.issproxy.com to monitor all proxy activity. Vote summary reports can be generated at any time via this web site or requested from ISS.

5.	On a quarterly basis, the Director of Client Services will forward a record of the proxies voted to the Chief Investment Officer for review.

6.

In the unlikely event of a potential material conflict of interest or for a special issue, Ashfield has the right to overwrite any vote recommended or cast by ISS. The Proxy Committee will investigate all material conflicts of interest, evaluate the situation and propose a resolution.

Ashfield Proxy Committee Members:

J. Stephen Thornborrow, Principal and Chief Investment Officer, is responsible for supervision of policy and review of any non-standard, unique or extraordinary proxy proposals in order to determine how proxy will be voted.

Susan S. Baer, Chief Financial and Administrative Officer, is responsible for maintenance of policy and procedures and identifying potential conflicts of interests.

Ellin A. Purdom, Director of Client Services, is responsible for administration of policy and maintaining the required books and records in accordance with established policy and procedures.

EXH-B-5

What Types of Accounts are Covered by ERISA?

Typically an employee benefit plan is covered by ERISA unless it is (1) an individual retirement account or annuity established by an individual employee to which his/her employer does not contribute; (2) a plan which covers only the sole owner of a business (incorporated or unincorporated) and/or his/her spouse; (3) a partnership pension plan which covers only partners and their spouses; or (4) a governmental plan. ERISA accounts include those established by pension plans, profit sharing and 401 (K) plans and their trusts.

EXHIBIT A

Summary of Guidelines

ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

EXH-B-6

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

EXH-B-7

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board
•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance.

EXH-B-8

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Antitakeover Defenses and Voting Related Issues

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Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business

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•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders' position
•	Terms of the offer
•	Financial issues
•	Management's efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits

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•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

EXH-B-12

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

EXH-B-13

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

EXH-B-14

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

EXH-B-15

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executives and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

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Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

EXH-B-17

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

(b)	Animal Rights

EXH-B-18

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

(c)	Genetically Modified Foods

Vote Case-By-Case on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternately to provide interim labeling and eventually eliminate GMOS’s, taking into account.

•	The costs and feasibility of labeling and/or phasing out
•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs
•	Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

EXH-B-19

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

EXH-B-20

•	Whether restrictions on marketing to youth extend to foreign countries

(d)	Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.
(e)
(f)	Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

(g)
(h)	Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

(i)	Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

EXH-B-21

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.
(j)	Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.
(k)	Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

EXH-B-22

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

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International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

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Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee

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•	Use of outside search firm
•	History of EEO violations.
(l)	Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation
(m)	Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements
•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure
•	Director independence and qualifications

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•	Attendance at board and committee meetings.

Votes should be withheld from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity
•	Votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

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Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund's target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

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•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without

Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

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Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations

The performance of other funds under the advisor’s management.

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Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable ASHFIELD to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

ASHFIELD shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Service who will obtain proxy voting information from client agreements.

As part of the account opening procedure, Portfolio Administrators and Managed Account Specialists will inform the Director of Client Service that ASHFIELD will vote proxies for the new client.

2.	ASHFIELD shall work with the client to ensure that ASHFIELD’s designee, ISS, receives proxy voting materials from companies or intermediaries.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to ASHFIELD.

3.

The Chief Executive Officer and Assistant Portfolio Manager will reasonably try to assess any material conflicts between ASHFIELD’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

4.

So long as there are no material conflicts of interest identified, ASHFIELD will vote proxies according to the policy set forth above. ASHFIELD may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.

ASHFIELD is not required to vote every client proxy and such should not necessarily be construed as a violation of ASHFIELD’s fiduciary obligations. ASHFIELD shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.

The Chief Compliance Officer shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ASHFIELD believes it may be in its clients’ best interest for ASHFIELD not to vote a particular proxy. The Chief Compliance Officer shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by ASHFIELD.

7.

If the Chief Investment Officer or Director of Client Service detect a conflict of interest, ASHFIELD will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which

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ASHFIELD should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ASHFIELD.

8.

The Compliance Officer will report any attempts by ASHFIELD’s personnel to influence the voting of client proxies in a manner that is inconsistent with ASHFIELD’s Policy. Such report shall be made to ASHFIELD’s CEO, or if the CEO is the person attempting to influence the voting, then to ASHFIELD’s outside counsel.

9.	All proxy votes will be recorded and the following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares ASHFIELD is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not ASHFIELD cast its vote on the matter;

9.	How ASHFIELD cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether ASHFIELD cast its vote with or against management; and

11.	Whether any client requested an alternative vote of its proxy.

In the event that ASHFIELD votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires ASHFIELD to vote a certain way on an issue, while ASHFIELD deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

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Conflicts of Interest

Although ASHFIELD has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪

Conflict: ASHFIELD retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in ASHFIELD’s client portfolios. For example, ASHFIELD may be retained to manage ASHFIELD’s pension fund. ASHFIELD is a public company and ASHFIELD client accounts hold shares of ASHFIELD. This type of relationship may influence ASHFIELD to vote with management on proxies to gain favor with management. Such favor may influence ASHFIELD’s decision to continue its advisory relationship with ASHFIELD.

▪

Conflict: ASHFIELD retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in ASHFIELD’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: ASHFIELD’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an ASHFIELD employee may be a high-level executive of an issuer that is held in ASHFIELD’s client portfolios. The spouse could attempt to influence ASHFIELD to vote in favor of management.

▪

Conflict: ASHFIELD or an employee(s) personally owns a significant number of an issuer’s securities that are also held in ASHFIELD’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence ASHFIELD to vote proxies in contradiction to the policy.

▪

Conflict: ASHFIELD or its affiliate has a financial interest in the outcome of a vote, such as when ASHFIELD receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under

Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

ASHFIELD realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Chief Executive Officer and/or Assistant Portfolio Manager of any material conflict that may impair ASHFIELD’s ability to vote proxies in an objective manner. Upon such notification, the Chief Executive Officer will notify its legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within ASHFIELD to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Executive Officer. The Chief Executive Officer should then report the attempt to legal counsel.

The Chief Executive Officer should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of ASHFIELD’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). (NAME) will use the form included as Attachment A

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to this document. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

ASHFIELD must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. (NAME) will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of ASHFIELD must be promptly reported to the Chief Executive Officer and/or Assistant Portfolio Manager. All written requests must be retained in the permanent file.

▪

The Chief Executive Officer or Assistant Portfolio Manager will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Executive Officer and/or Assistant Portfolio Manager will distribute to any client requesting proxy voting information the complete proxy voting record of ASHFIELD for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser ASHFIELD. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

_________________________

1               For clients who have provided ASHFIELD with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how ASHFIELD voted clients not providing direction.

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▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy Voting Policy and Procedures:

▪	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: ASHFIELD is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	ASHFIELD Proxy Voting Record.

▪	Documents prepared or created by ASHFIELD that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪	ASHFIELD will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is ASHFIELD’s policy to not reveal or disclose to any client how ASHFIELD may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ASHFIELD will never disclose such information to unrelated third parties.

The Chief Executive Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Executive Officer shall handle all responses to such solicitations.

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Attachment A

ASHFIELD CAPITAL PARTNERS, LLC

Report of Proxy Voting Conflicts

To:	[Legal Counsel]

From:	(NAME)

Date:	<DATE>

Re:	Proxy Voting Conflict of Interest

________________________________________________________________________

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Signature:	_____________________________

Date:	_____________________________

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Columbus Circle Investors

PROXY VOTING POLICY

2005

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)

provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle delivered a copy of this summary to all clients as of August 6, 2003, and provides it to all new clients as part of its Form ADV, Part II disclosure brochure;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately;

5)	and this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

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II.      Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.            When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

☐ "Normal" elections of directors

☐ Approval of auditors/CPA

☐ Directors' liability and indemnification

☐ General updating/corrective amendments to charter

☐ Elimination of cumulative voting

☐ Elimination of preemptive rights

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2.            When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

☐ Capitalization changes that eliminate other classes of stock and voting rights

☐ Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

☐ Stock purchase plans with an exercise price of not less than 85% FMV

☐ Stock option plans that are incentive based and not excessive

☐ Reductions in supermajority vote requirements

☐ Adoption of antigreenmail provisions

3.            When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

☐ Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

☐ Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

☐ Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

☐ Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

☐ Classified or single-slate boards of directors

☐ Reincorporation into a state that has more stringent anti-takeover and related provisions

☐ Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

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☐ Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

☐ Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/rants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.            When voting shareholder proposals, in general, initiatives related to the following items are supported:

☐ Auditors should attend the annual meeting of shareholders

☐ Election of the board on an annual basis

☐ Equal access to proxy process

☐ Submit shareholder rights plan poison pill to vote or redeem

☐ Undo various anti-takeover related provisions

☐ Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

EXH-B-40

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2.            When voting shareholder proposals, in general, initiatives related to the following items are not supported:

☐ Requiring directors to own large amounts of stock before being eligible to be elected

☐ Restoring cumulative voting in the election of directors

☐ Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

☐ Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

•

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States

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Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. It is not anticipated that material conflicts of interest will be impact Columbus Circle’s proxy voting process. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above and requires additional company-specific decision-making, Columbus Circle will contact each client for which it would be authorized to vote such security for consent to vote the proxy in a recommended manner. Columbus Circle expects that this will happen only rarely, if at all.

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Copper Rock Capital Partners, LLC

Proxy Voting Policies & Procedures

Copper Rock Capital Partners, LLC. (“Copper Rock”) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Copper Rock has adopted and implemented policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. Copper Rock recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). Copper Rock has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and adhering to leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

1) Proxy Voting Policies

• Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

• Occasionally, Copper Rock may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time Copper Rock will receive and act upon the client’s specific instructions regarding proxy proposals. Copper Rock reserves the right to vote against any proposals motivated by political, ethical or social concerns. Copper Rock will examine each issue solely from an economic perspective.

• Non-Routine or Controversial Issues, Copper Rock requires that the portfolio manager and/or analyst review each issue. Copper Rock believes that smaller capitalization securities warrant increased attention paid to the proxy process. Therefore, Copper Rock reviews each non-routine or controversial issue on a case by case basis. The justification for each vote will be documented via the comment section of the proxy edge system or by a separate analysis.

• Occasions may arise during the voting process in which the best interest of the clients conflicts with Copper Rock’s interests. Conflicts of interest generally include (i) business relationships where Copper Rock has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of Copper Rock has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If Copper Rock determines that a material conflict of interest exists, Copper Rock will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

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2) Proxy Voting Procedures:

a) Process

For most stocks Copper Rock uses Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client’s Custodian or through Proxy Edge:

• Copper Rock will receive the initial proxy information and will monitor the voting process throughout.

• A member of Copper Rock will review all proposals, vote routine issues and will consult with Copper Rock’s Investment managers on non-routine or controversial issues.

• The decision and rational concerning non-routine or controversial issues will be documented in the comment section of the Proxy Edge system or by separate analysis.

• The Chief Compliance Officer is responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

• All proxies will be voted solely in the interest of clients.

• Copper Rock reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

• All tender offers are reviewed and treated in a similar manner.

b) Records & Reports

• The proxy information kept by Copper Rock will include the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Copper Rock voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

• A copy of how Copper Rock voted on securities held is available free of charge upon request from our clients or by calling (617) 369-7100.

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.	Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.

Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

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B.

Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.

Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.

Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.

Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.

Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.

Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E.

Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.

Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

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H.

Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.

Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.

Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F.

Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.	Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

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IV.	Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40—S65)

Examples of proposals in this category include:

1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.
VII.

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Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.	Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.
➢	Record of each vote cast.
➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

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LIBERTY RIDGE CAPITAL, INC.

PROXY VOTING POLICY AND PROCEDURES

Introduction

Liberty Ridge Capital, Inc. (“LRC”) recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients’ assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and Procedures and any written guidelines or instructions from our clients. In the event a client’s written guidelines or instruction conflict with what is contained in this Policy and Procedures, the client’s written guidelines or instructions will prevail.

Proxy Oversight Committee

LRC has established a Proxy Oversight Committee (the “Committee”), consisting of the Chief Investment Officer (“CIO”), Chief Administrative Officer, Deputy Chief Investment Officer, Vice President – Director of Sales and Marketing, Vice President - Institutional Marketing & Service, General Counsel, and the Chief Compliance Officer (“CCO”). The Committee is primarily responsible for:

•	Approving LRC’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing reports of proxy votes cast;
•	Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third-party proxy research provider;
•	Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
•	Reviewing the proxy voting policies of sub-advisers;
•	Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third-party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

Summary of Proxy Voting Guidelines

LRC’s Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:

Board of Directors

o

We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect

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directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director’s or officer’s legal defense was unsuccessful.

o

We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

o

We will evaluate on a CASE-BY-CASE basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

o	We generally vote FOR proposals seeking to ratify the selection of auditors.

o	We will evaluate on a CASE-BY-CASE basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o

We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

o

We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than the majority of disinterested shares.

o	We will evaluate on a CASE-BY-CASE basis proposals seeking: (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

o

We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out

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of control share acquisition and cashout statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

o

We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting absent compelling reasons; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

o

We will evaluate on a CASE-BY-CASE basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; (5) requesting opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter bylaw amendments.

Corporate Governance

o

We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; (2) regarding reincorporation; and (3) give the board the ability to amend the bylaws in addition to shareholders.

o	We generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

o	We will evaluate on a CASE-BY-CASE basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

o

We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create “declawed” blank check preferred stock.

o

We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number

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of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o

We will evaluate on a CASE-BY-CASE basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; (10) regarding recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder return.

Executive and Director Compensation

o

We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (9) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws; (10) seeking to put option repricings to a shareholder vote; (11) requesting the company to expense stock options; (12) advocating the use of performance-based equity awards; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

o

We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate.

o

We will evaluate on a CASE-BY-CASE basis proposals: (1) regarding compensation plans; (2) regarding employee stock purchase plans; (3) seeking to ratify or cancel golden or tin parachutes; (4) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (5) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (6) by management seeking approval to reprice options; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

Mergers and Corporate Restructurings

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o	We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

o	We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o

We will evaluate on a CASE-BY-CASE basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o

We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations; (7) seeking to amend the company’s EEO policy to include sexual orientation; (8) requesting reports on greenhouse gas emissions; (9) requesting reports on the feasibility of developing renewable energy sources; and (10) requesting a report on policies and initiatives related to social, economic, and environmental sustainability.

o

We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms (GMOs); (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company; (15) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries; (16) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge (17) calling for a reduction in greenhouse gas emissions by specified amounts within restrictive time frames unless special circumstances; (18) seeking to invest in renewable energy sources; and (19) seeking the adoption of specific committee charter language regarding diversity.

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o

We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restrains on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) reques ting a report on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) seeking to adopt the CERES Principles; (8) seeking to adopt a comprehensive recycling strategy; (9) seeking to review ways to link executive compensation to social factors; (10) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (11) seeking to implement certain human rights standards; (12) seeking to endorse or increase activity on the MacBride Principles; (13) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (14) requesting a company to increase the diversity of the board; (15) requesting reports on assessing economic risks of environmental performance; (16) requesting reports outlining the impact of the health pandemic on the company’s Sub-Saharan operations; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee review and report outlining the company ‘s operations in Iran.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflict of Interest Identification and Resolution

LRC seeks to minimize the potential for conflict by utilizing the services of an independent, third-party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (“chinese wall”) as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited. Furthermore, the third-party vendor will periodically provide a periodic update for LRC’s consideration in evaluating the third-party vendors’ recommendations

While it is generally expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an “Override” and all such overrides must be approved by the CIO and CCO and subsequently reported to the Committee. In approving any such Override, the CIO and CCO will use their best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, LRC has developed a Proxy Vote Watch List (the “Watch List”). The Watch List, which is maintained by the CCO, summarizes public companies with whom LRC may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

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•	Public companies with whom LRC has a current or prospective material business relationship;
•	Public companies for whom LRC directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
•	Public companies where a LRC employee, or spouse of a LRC employee, is a senior officer, director or has a material business relationship;
•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO and CCO that related to companies for which a potential conflict of interest has been identified are reviewed by the General Counsel, or his designate. The General Counsel, or his designate, will refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Duty of Employees

Employees are required to report to the CCO any improper influence regarding proxy voting.

Disclosure to Clients

Liberty Ridge’s Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital, Inc. will provide clients a copy of the complete Policy. LRC will also provide to clients, upon request, information on how their securities were voted. LRC will provide a report to the PBHG Funds’ Board of any identified proxy voting conflict and how they were resolved.

Proxy Voting Operational Procedures

Reconciliation Process

Upon LRC ’s receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in LRC’s records. Because LRC is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If LRC no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

Voting Identified Proxies

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A proxy is identified when it is reported through a third-party vendor’s automated system or when a custodian bank notifies LRC of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which LRC is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, LRC may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if LRC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which LRC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Voting Clerk Procedures

The Proxy Voting Clerk generally votes proxies, as follows:

(a)

The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from the third-party proxy research provider with respect to the issues on a particular proxy;

(b)

The Proxy Voting Clerk compares outstanding proxies against a list of the third-party vendor’s clients, supplied periodically by the third-party vendor, to determine whether a potential for conflict may exist.

(c)

The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review along with a determination as to whether there is a potential conflict of interest on behalf of the third-party vendor;

(d)

In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

(e)

If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider’s recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider’s recommended vote and decides to vote an item differently, the analyst’s recommended vote will be considered an “Override”. All Overrides must be discussed with, and approved by, the CIO and the CCO. The CIO, CCO, and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

(f)	The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

(g)

If a proxy being overridden is a company for which a potential conflict of interest has been identified, the Proxy Voting Clerk will promptly forward the proxy to the General Counsel, or his designate. The General Counsel, or his designate, reviews the Overrides and may confirm the

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Overrides in consultation with the CIO and CCO. The General Counsel, or his designate, will refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

(h)	Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

(i)	The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

(j)	The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

(k)

The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. The Proxy Override Summary Report describes the potential conflicts of interest that have been identified and their resolution. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (maintained on a third-party automated system);
o	Record of each vote cast (maintained on a third-party automated system);
o	Documentation, if any, created by LRC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and
o	Each written client request for information and a copy of any written response by LRC to a client’s written or oral request for information.

Adopted: August 2005

s:/Common/policies/Liberty Ridge Compliance Manual

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PROXY VOTING POLICIES

AND PROCEDURES

MUNDER CAPITAL MANAGEMENT

THE MUNDER FUNDS*

I	Introduction
II	General Principle
III	The Proxy Committee
IV	ERISA Fiduciary Duties and Proxy Voting
V	Process
A.	Routine Corporate Administrative Items
B.	Special Interest Issues
C.	Issues Having the Potential for Major Economic Impact
1.	Executive Compensation Plans
2.	Prevention of Greenmail
3.	Cumulative Voting of Directors
4.	Super-Majority Provisions
5.	Fair Price Provisions
6.	Defensive Strategies
7.	Business Combinations or Restructuring
D.	Review of ISS Recommendations
E.	Overriding ISS Recommendations
VI	Disclosure of Vote
A.	Public and Client Disclosures
B.	Mutual Fund Board of Trustees
VII	Reconciliation
VIII	Recordkeeping

* The term “Munder Funds” shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Trustees of, and shall be applicable with respect to, Munder Series Trust, Munder Series Trust II and The Munder @Vantage Fund.

(Revised 10/2005)

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PROXY VOTING POLICIES AND PROCEDURES

MUNDER CAPITAL MANAGEMENT

THE MUNDER FUNDS

I	Introduction

Munder Capital Management, including its index management division, World Asset Management (the “Advisor”), is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor’s policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Trustees of the Munder Funds).

II	General Principle

The Advisor has adopted and implements these Proxy Voting Policies and Procedures (“Policies and Procedures”) as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services (“PVS”), a

______________________

* The term “Munder Funds” shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Trustees of, and shall be applicable with respect to, Munder Series Trust, Munder Series Trust II and The Munder @Vantage Fund.

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division of International Shareholder Services Inc. (“ISS”), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS’s recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III	The Proxy Committee

The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV	ERISA Fiduciary Duties and Proxy Voting

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Accordingly, those who vote such proxies are subject to ERISA’s fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA’s fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR §2509.94-2).

V	Process

In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS’s general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS’s PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS’s general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

The Advisor will review selected ISS’s recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent

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with the best interest of its clients. Recommendations are communicated through ISS’s website. Absent a determination to override ISS’s recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS’s recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS’s recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor’s review of ISS’s advice and recommendations. In each instance where the Advisor does not separately review ISS’s recommendations, the Advisor will always vote client proxies consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients’ best interests (as described in Subsection E below).

A.	Routine Corporate Administrative Items

Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management’s recommendation include:

1.

appointment or election of auditors, unless the auditor is not independent fees for non-audit services are excessive or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation’s financial position;

2.

increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

3.	directors’ liability and indemnification; unless:

•	the proposal would entirely eliminate directors’ liability for violating the duty of care; or

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•	the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

provided, however, that the Advisor will ordinarily vote with management’s recommendation to expand coverage in cases when a director’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director’s legal expenses were covered;

4.	name changes; or

5.	the time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting “such other business as may come before the meeting” because the Advisor will not vote “for” or “against” issues of which the Advisor is not aware.

B.	Special Interest Issues

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor’s primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management’s recommendation, on issues such as:

1.	restrictions on military contracting,
2.	restrictions on the marketing of controversial products,
3.	restrictions on corporate political activities,
4.	restrictions on charitable contributions,
5.	restrictions on doing business with foreign countries,
6.	a general policy regarding human rights,
7.	a general policy regarding employment practices,
8.	a general policy regarding animal rights,
9.	a general policy regarding nuclear power plants, and
10.	rotating the location of the annual meeting among various cities.

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Client accounts utilizing ISS’s PVS Proxy Voting Policies and Guidelines, ISS’s Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

C.	Issues Having the Potential for Major Economic Impact

Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

1.	Executive Compensation Plans

Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders’ equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company’s stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock-based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company’s compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company’s market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

2.	Prevention of Greenmail

These proposals seek to prevent the practice of “greenmail,” or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

3.	Cumulative Voting of Directors

Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person

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owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

4.	Super-Majority Provisions

These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management “veto power” over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

5.	Fair Price Provisions

These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum “fair price” (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

6.	Defensive Strategies

The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor’s decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

a.	create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate “blank check preferred” shares;

b.

classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

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c.	establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares;

d.	change the size of the board; or

e.	authorize or prevent the repurchase of outstanding shares.

f.	Business Combinations or Restructuring

The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor’s decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

D.	Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which client accounts may invest. The Advisor will evaluate issues presented to shareholders for each client’s foreign holdings in the context of the guidelines described above, as well as local market standards and best practices. The Advisor will vote proxies in foreign markets in a manner generally consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances when the Advisor elects not to vote as described below.

Many foreign markets require that securities be blocked or reregistered to vote at a company’s meeting. The Advisor generally will not subject client accounts to the loss of liquidity imposed by these requirements. In addition, the costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be higher than for U.S. holdings. As such, the Advisor may limit its voting proxies on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

E.	Review of ISS Recommendations

On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS’s advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor’s review of ISS’s advice and recommendations, unless:

(1)

Complex, Unusual or Significant. ISS’s recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

(2)	Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

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(i)

the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

(ii)

all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

E.	Overriding ISS Recommendations

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

(1)

Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS’s recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

(a)

In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients’ best interests, considering the nature of the Advisor’s business and its clients, the issuer, the proposal, and any other relevant circumstances.

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(b)	A conflict of interest may exist where, for example:

(i)	The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

(ii)	A client or a client-supported interest group actively supports a proxy proposal; or

(iii)

The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders – for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

(2)

The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. Both the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

(a)

The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

(b)	The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

(i)	No Conflict. No conflict of interest is identified.

(ii)

Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the

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override request from its applicable clients.2 Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client’s shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS’s recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management3 and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

(3)

If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS’s recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

(4)

The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

_________________________

2 respect to advisory clients through wrap programs, the request and disclosure need only to be sent to the wrap program’s sponsor.

3 it would be a conflict of interest to override an ISS recommendation and vote against a client or its management.

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VI	Disclosure of Vote

A.	Public and Client Disclosures

Except to the extent required by applicable law or otherwise approved by the Advisor’s general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client’s proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

B.	Mutual Fund Board of Trustees

Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund’s Board of Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII	Reconciliation

The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII	Recordkeeping

The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:4

1.	Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

_________________________

4 Rule 20402(c)(2) of the Adviser’s Act.

EXH-B-70

2.	A copy of each proxy statement it receives regarding client securities.[5]

3.	A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.[6]

4.	A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.[7]

5.

A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted:	February, 2001
Amended as of:	November 2002, May 2003, February 2005, October 2005

_________________________

5 Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor’s behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

6 Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor’s behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

7 Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

EXH-B-71

MUNDER CAPITAL MANAGEMENT

EXHIBIT A

The Proxy Committee consists of the following members:

•	Mary Ann Shumaker (non-voting)
•	Andrea Leistra
•	Debbie Leich
•	Thomas Mudie
•	Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

EXH-B-72

MUNDER CAPITAL MANAGEMENT

EXHIBIT B

Institutional Shareholder Services

Proxy Voting Guidelines

EXH-B-73

MUNDER CAPITAL MANAGEMENT

EXHIBIT C

Proxy Voter Services (PVS)

U.S. Proxy Voting Policy

Statement and Guidelines

EXH-B-74

MUNDER CAPITAL MANAGEMENT

EXHIBIT D

Proxy Override Request Form

Company:

Date of Proxy:	Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder? ( No ( Yes (identify)

Other Potential Conflicts:

Did anyone contact Munder to change its vote? c No	c Yes (identify and explain)

Override vote for:	c All client accounts holding a Company proxy, or
c Specific accounts (identify):

Please override ISS’s recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name:	c For	c Against	c Abstain
Name:	c For	c Against	c Abstain
Name:	c For	c Against	c Abstain
Name:	c For	c Against	c Abstain
Name:	c For	c Against	c Abstain

Rationale:

Approval:	Date:

Resolution No. ____:	c For	c Against	c Abstain

Description:

Rationale:

EXH-B-75

Approval:	Date:

Note: Attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.

EXH-B-76

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT, LLC

TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

EXH-B-77

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

and Technology Administration

C/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

EXH-B-78

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

EXH-B-79

EXHIBIT C

PENDING LITIGATION

The Trust’s prospectus describes multiple lawsuits which have been filed against Old Mutual Advisor Funds II, Liberty Ridge Capital and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the "MDL Litigation") in the U.S. District Court for the District of Maryland (the "MDL Court").

The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge Capital (formerly known as Pilgrim Baxter & Associated, Ltd.), Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the “1940 Act”); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney’s fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge Capital, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing Old Mutual Advisor Funds II’s adviser and distributor; rescinding Old Mutual Advisor Funds II’s management and other contracts with Old Mutual Advisor Funds II’s adviser, distributor and other defendants; rescinding Old Mutual Advisor Funds II’s 12b-1 plans; disgorgement of management fees and other compensation paid to Old Mutual Advisor Funds II’s adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney’s and experts’ fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG

EXH-C-1

Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG mutual Funds”); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking:

EXH-C-2

compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys’ and experts’ fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys’ and experts’ fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG Mutual Funds”), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J.

EXH-C-3

Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys’ and experts’ fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys’ and experts’ fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the “PBHG Mutual Funds”, PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number

EXH-C-4

03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys’ and experts’ fees.

EXH-C-5

EXHIBIT D

PORTFOLIO MANAGERS

As of December 31, 2005

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
Anthony Rizza	Old Mutual Columbus Circle Technology and Communications Portfolio	None
Tony Y. Dong	Old Mutual Growth II Portfolio	None
Christopher K. McHugh	Old Mutual Growth II Portfolio	None
Tara R. Hedlund*	Old Mutual Growth II Portfolio	None
Jason D. Schrotberger*	Old Mutual Growth II Portfolio	None
Jerome Castellini	Old Mutual Large Cap Growth Portfolio	None
Robert Takazawa, Jr.	Old Mutual Large Cap Growth Portfolio	None
Scott Pape	Old Mutual Large Cap Growth Portfolio	None
Mark D. Turner	Old Mutual Large Cap Growth Portfolio	None
Robert R. Turner	Old Mutual Large Cap Growth Portfolio	None
Robb J. Parlanti	Old Mutual Large Cap Growth Portfolio	None
Bradley J. Fretz**	Old Mutual Large Cap Growth Portfolio	None
Kelli K. Hill**	Old Mutual Large Cap Growth Portfolio	None
Anthony S. Hooker**	Old Mutual Large Cap Growth Portfolio	None
Peter A. Johnson**	Old Mutual Large Cap Growth Portfolio	None
J. Stephen Lauck**	Old Mutual Large Cap Growth Portfolio	None
Marc W. Lieberman**	Old Mutual Large Cap Growth Portfolio	None
J. Stephen Thornborrow**	Old Mutual Large Cap Growth Portfolio	None
Bradley J. Fretz**	Old Mutual Large Cap Growth Concentrated Portfolio	None

EXH-D-1

Kelli K. Hill**	Old Mutual Large Cap Growth Concentrated Portfolio	None
Anthony S. Hooker**	Old Mutual Large Cap Growth Concentrated Portfolio	None
Peter A. Johnson**	Old Mutual Large Cap Growth Concentrated Portfolio	None
J. Stephen Lauck**	Old Mutual Large Cap Growth Concentrated Portfolio	None
Marc W. Lieberman**	Old Mutual Large Cap Growth Concentrated Portfolio	None
J. Stephen Thornborrow**	Old Mutual Large Cap Growth Concentrated Portfolio	None
Mark D. Turner	Old Mutual Large Cap Growth Concentrated Portfolio	None
Robert R. Turner	Old Mutual Large Cap Growth Concentrated Portfolio	None
Robb J. Parlanti	Old Mutual Large Cap Growth Concentrated Portfolio	None
Jerome J. Heppelmann	Old Mutual Mid-Cap Portfolio	None
	Old Mutual Select Value Portfolio	None
Todd McCallister	Old Mutual Small Cap Portfolio	None
Stacey Serafini Thomas	Old Mutual Small Cap Portfolio	None
James B. Bell, III	Old Mutual Small Cap Portfolio	None
Tucker Walsh	Old Mutual Small Cap Growth Portfolio	None
Mike Malouf	Old Mutual Small Cap Growth Portfolio	None

*Ms. Hedlund and Mr. Schrotberger are new portfolio managers to the Old Mutual Growth II Portfolio and the dollar range of investments is as of July 31, 2006.

**Indicates new Portfolio Manager to the applicable Fund as of February 10, 2007. The dollar range of investments in each fund for the new Portfolio Manager is as of December 31, 2006.

DESCRIPTION OF COMPENSATION STRUCTURE

Ashfield

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Portfolio managers are compensated with salary and a discretionary bonus based on personal performance, as well as the firm’s overall performance. In addition to salary and discretionary bonus, the firm offers all employees, including portfolio managers, in-house training and the opportunity for professional development. Employees are encouraged to take courses or pursue continuing education and training in areas specific to our industry and their particular jobs, such as Chartered Financial Analyst or Certified Financial Planner designations. In some cases, expenses will be reimbursed upon completion of the program.

Columbus Circle Investors

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

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Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

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Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.

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Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan], which are available to all of Columbus Circle employees.

Copper Rock Capital Partners LLC

Copper Rock is committed to retaining all members of its senior management team by offering a competitive salary, broad distribution of equity, and partnership bonuses.

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Base Salary. Each investment professional is paid a fixed base salary, which varies among investment professional depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

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Bonus. Each investment professional is eligible to receive an annual bonus. Bonus amounts are principally tied to firm profitability and the individual’s contribution to the team. Greater emphasis is placed on investment performance and a smaller portion of the bonus is based on qualitative factors, which may include marketing and client service activities.

•	Equity Distribution. The majority of all investment professionals have a substantial equity stake in the firm.

Eagle Asset Management, Inc.

The compensation package for Eagle portfolio managers consists of three elements: a fixed base salary, an annual bonus, and the option to participate in a deferred compensation program. Portfolio managers receive benefits from Eagle’s parent company, Raymond James Financial (RJF), including a 401(k) program, profit sharing and an Employee Stock Purchase Plan.

•	Base Salary. Portfolio managers are paid a base salary that is competitive with other Portfolio managers in the industry, based on industry surveys.
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Revenue Sharing Program. Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long-term. Each portfolio manager’s revenue-sharing is based on the revenues earned in their specific investment program(s). A portion of Mr. McCalliser’s and Ms. Thomas’ annual revenue sharing bonus is paid in the form of restricted stock in RJF. This stock vests three years after its award.

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Non-qualified Stock Option Program. Portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the date of the grant, and a portion of the options vest based upon investment performance.

•	Deferred Compensation Program. Mr. McCallister and Ms. Thomas receive additional compensation in the form of a deferred cash compensation arrangement with the firm.

Portfolio manager’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Liberty Ridge Capital

Liberty Ridge Capital, Inc. (“Liberty Ridge”) seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, Liberty Ridge’s compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. Each of these components of compensation is described below.

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Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

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Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Portfolios, the Portfolios’ primary benchmarks are used) and are based on pre-tax performance over varying periods. Greater emphasis is placed on returns for periods longer than one year and lesser emphasis on one-year returns, which serves to align the compensation of portfolio managers with longer-term positive investment performance. A smaller portion of the bonuses is based on qualitative factors, which may include marketing and client service activities.

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Phantom Equity Plan. Each portfolio manager is eligible to receive equity incentives in the form of “phantom equity.” Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of Liberty Ridge, as if the portfolio managers were the owners of shares of Liberty Ridge’s common stock. Phantom equity units vest over time, so as to create retention incentives.

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Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of the Adviser.

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Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge.

Munder Capital Management

The compensation package for the Munder portfolio managers consists of three elements: a fixed base salary, short-term incentives in the form of an annual bonus, and long-term incentives in the form of firm equity interests. The firm also provides a competitive benefits package including health and welfare benefits and retirement benefits in the form of a 401(k) plan.

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Base Salary. Munder offers industry competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

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Annual Bonus. Portfolio managers are eligible to earn a performance bonus. Bonuses for portfolio managers are influenced by the profitability of the firm and performance of the aggregate group of accounts managed by the portfolio managers. Target bonuses for portfolio managers typically range from 50% to 100% of base salary. Actual bonuses are completely discretionary and can be rage from 0% to over 200% of base salary. In determining portfolio manager bonuses, the firm considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager.

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With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods.

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Equity Plan. Portfolio managers are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Options shares typically vest ratably over a three-to-five year period. The firm’s option plan provides incentive to retain key personnel and serves to align portfolio manager’s interests with those of the firm directly, and, indirectly, the accounts managed by the firm.

Turner Investment Partners, Inc.

The compensation package for Turner portfolio managers consists of three elements: a fixed base salary, an annual bonus and the ability to obtain an equity interest in the firm.

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Base Salary. Portfolio managers receive a base salary commensurate with their level of experience. The firm’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.

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Annual Bonus. Bonus compensation, which is a multiple of base salary, is based 90% on the one-year performance of each portfolio manager’s sector and portfolio assignments relative to appropriate market benchmarks, with the remaining 10% based on subjective “goodwill” factors including teamwork, interpersonal relations, the portfolio manager’s contribution to the overall success of the firm, media and client relations, presentation skills, and professional development.

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Equity Incentives. Portfolio mangers are eligible for equity ownership and equity owners share the firm’s profits. All current portfolio managers are equity owners of the company. This ownership structure provides an incentive to attract and retain highly qualified Portfolio Managers, as each has the opportunity to share directly in the accomplishments of the business.

The firm’s Chief Investment Officer (CIO) is responsible for setting base salaries, bonus targets, and making all subjective judgments relating to a portfolio manager’s compensation.

OTHER MANAGED ACCOUNTS

Certain of the Funds’ portfolio managers also manage other mutual funds for which the Sub-Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Portfolios for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account (“performance-based fees”), that information is specifically identified.

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NAME OF PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS IN EACH CATEGORY
James B. Bell, III	6 Registered Investment Companies with $257.7 million in total assets under management.
Tony Y. Dong	7 Registered Investment Companies with $987.9 million in total assets under management.
16 Other Pooled Investment Vehicles with $462.6 million in total assets under management.
Bradley J. Fretz**	64 Other Accounts with $351 million in total assets under management.
7 Other Accounts with $48.7 million in total assets under management.
Tara R. Hedlund*	2 Registered Investment Companies with $24 million in total assets under management.
7 Other Pooled Investment Vehicles with $153 million in total assets under management.
Jerome J. Heppelmann	9 Registered Investment Companies with $647.6 million in total assets under management.
Kelli K. Hill**	10 Other Accounts with $45 million in total assets under management.
Anthony S. Hooker**	51 Other Accounts with $76 million in total assets under management.
Peter A. Johnson**	126 Other Accounts with $363 million in total assets under management.
J. Stephen Lauck**	130 Other Accounts with $441 million in total assets under management.
Marc W. Lieberman**	None
Mike Malouf	5 Registered Investment Companies with $320 million in total assets under management.
6 Other Accounts with $50 million in total assets under management.
Todd McCallister	3 Registered Investment Companies with $1.17 billion in total assets under management.
6,476 Other Accounts with $2.84 billion in total assets under management.
Christopher K. McHugh

1 Registered Investment Companies with $741 million in total assets under management.

1 Other Pooled Investment Vehicles with $13 million in total assets under management.

1 Other Accounts with $4 million in total assets under management.

Anthony Rizza	2 Registered Investment Companies with $25 million in total assets under management.
2 Other Pooled Investment Vehicles with $2 million in total assets under management.
1 Other Accounts with $39 million in total assets under management.

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Jason D. Schrotberger*	5 Registered Investment Companies with $356 million in total assets under management.
11 Other Pooled Investment Vehicles with $228 million in total assets under management.
36 Other Accounts with $1.7 billion in total assets under management.
Stacey Serafini Thomas	3 Registered Investment Companies with $1.17 billion in total assets under management.
6,476 Other Accounts with $2.84 billion in total assets under management.
J. Stephen Thornborrow**	115 Other Accounts with $239 million in total assets under management.
Mark D. Turner	2 Registered Investment Companies with $759 million in total assets under management.
Robert E. Turner	1 Registered Investment Companies with $741 million in total assets under management.
Tucker Walsh	5 Registered Investment Companies with $320 million in total assets under management.
6 Other Accounts with $50 million in total assets under management.
*

Ms. Hedlund and Mr. Schrotberger are new portfolio managers to the Old Mutual Growth II Portfolio, and the number of other registered investment companies, other pooled investment vehicles and other accounts and the total assets in each category is as of July 31, 2006.

**

Indicates new Portfolio Manager as of February 10, 2007. The number of other registered investment companies, other pooled investment vehicles and other accounts and the total assets in each category is as of December 31, 2006.

CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Portfolio or other account. In managing the Portfolios, the portfolio managers may be presented with the following conflicts of interest:

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The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. Certain Sub-Advisers seek to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

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The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account. This is because performance-based fees give the Adviser the opportunity to substantially increase fees it earns as a result of account performance or profits, a portion of which profits are paid to the portfolio manager. Sub-Advisers may attempt to manage these

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types of conflicts through their trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

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Portfolio managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers’ decisions with respect to purchasing or selling the same securities for the Portfolios. To mitigate this potential conflict of interest. The Code of Ethics of certain Sub-Advisers require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Sub-Adviser. The Code of Ethics of these Sub-Advisers may also require portfolio managers to regularly report to the Sub-Adviser the securities that the portfolio manager beneficially owns so that the Sub-Adviser’s compliance staff can monitor the Portfolios’ trade activities in those securities. If a portfolio manager identifies an investment opportunity that may be suitable for more than one Portfolio or other account, the Portfolio may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. Certain Sub-Advisers have instituted a trade allocation policy that attempts to treat all clients of the Sub-Adviser equitably in such an event.

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The Sub-Advisers have discretion to select brokers for the execution of trades for the Portfolios, subject to their duty to seek best execution. However, certain of the Sub-Adviser’s clients may direct the Sub-Adviser to use certain brokers to execute transactions for that client’s account. A conflict could result from the Sub-Adviser having to place separate, non-simultaneous transactions for a Portfolio and another account that could negatively affect the market price of the Portfolio security or the execution of the transaction.

Copper Rock

Copper Rock’s investment personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management team”) provide services for multiple clients simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper Rock). Portfolio management team personnel also may make personal investments in accounts they manage or support.

Copper Rock’s portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

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Eagle

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm Code of Ethics.

Eagle compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Eagle has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Eagle clients and accounts.

Munder

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Munder Capital Management’s (“Munder”) personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”) may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this

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summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

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Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

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If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention: (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund’s trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

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Munder is a majority-owned subsidiary of Comerica Incorporated. Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

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Even if there is no financial or other advantage to members of the portfolio management team, Munder or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example,

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certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

Turner

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-023 02/2007

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